UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event Reported):  June 1, 2018 (May 31, 2018)

ULTRA PETROLEUM CORP.

(Exact name of registrant as specified in its charter)

Yukon, Canada	001-33614	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification number)

400 North Sam Houston Parkway East, Suite 1200, Houston, Texas		77060
(Address of principal executive offices)		(Zip code)

(281) 876-0120

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Operating Officer

On May 31, 2018, the Board of Directors (the “Board”) of Ultra Petroleum Corp. (the “Company”) appointed Mr. Jerald J. “Jay” Stratton, Jr. as Chief Operating Officer of the Company, effective June 4, 2018.  Mr. Stratton, age 57, most recently served as Executive Vice President and Chief Operating Officer of Jagged Peak Energy Inc. from August 2017 through February 2018. Prior to that, he served as Chief Operating Officer of Permian Resources LLC from April 2014 until the sale of all of its assets in May 2017. Prior to Permian Resources LLC, he was a District Manager for Permian Basin and Mid-Continent assets for Chesapeake Energy Corporation from January 2011 to March 2014.  He began his career with Atlantic Richfield Company, Occidental Petroleum Corporation, and Anadarko Petroleum Corporation in various engineering roles.  Mr. Stratton earned a Bachelor of Science in Petroleum Engineering from Texas A&M University.

Mr. Stratton was not appointed pursuant to any arrangement or understanding with any other person, and there are no transactions with Mr. Stratton that would be reportable under Item 404(a) of Regulation S-K.

Employment Agreement

On May 31, 2018, the Company entered into an employment agreement with Mr. Stratton, effective June 4, 2018 (the “Employment Agreement”).  The Employment Agreement provides Mr. Stratton with an initial base salary of $500,000 per year; an aggregate sign-on bonus of $100,000 payable in two equal installments (the “Sign-On Bonus”); eligibility to receive cash-based incentive compensation pursuant to the Company’s short-term incentive programs as in effect from time to time with a target amount equal to 90% of his annual base salary; and eligibility to receive grants of equity-based incentive compensation in the form of restricted stock units and performance based restricted stock units.  The Employment Agreement also provides Mr. Stratton with other benefits, including health insurance and the opportunity to participate in a 401(k) plan, to the same extent as such benefits are available to the Company’s other salaried employees.

The Employment Agreement provides that either the Company or Mr. Stratton can terminate his employment relationship. The Company’s right to terminate the employment relationship is subject to its obligation to make certain severance payments and provide certain other benefits to Mr. Stratton, depending upon the circumstances under which the employment relationship is terminated.  The Company is generally not obligated, under the Employment Agreement, to provide any severance payments or benefits if Mr. Stratton is terminated for cause or if Mr. Stratton resigns without good reason, and the Company is generally obligated, under the Employment Agreement, to provide the severance payments and benefits as set forth in the Employment Agreement if the Company terminates him without cause, or if he resigns with good reason (each, as defined in the Employment Agreement).  In the event Mr. Stratton’s employment is terminated by the Company without cause, or in the event Mr. Stratton resigns for good reason, the Company will be obligated (subject to Mr. Stratton’s timely execution and non-revocation of a release of claims) to provide Mr. Stratton with the following severance benefits: (i) payment of any accrued but unpaid compensation as of the termination date, (ii) payment of a prorated portion of Mr. Stratton’s annual cash incentive compensation based on the Company’s actual performance at the conclusion of the performance period, (iii) a lump-sum payment equal to Mr. Stratton’s then-current annual base salary, and (iv) continued coverage under the Company’s health and welfare benefits programs for the shorter of (x) 12 months following Mr. Stratton’s termination and (y) the date on which Mr. Stratton is eligible for comparable coverage under a subsequent employer. In addition, Mr. Stratton must repay to the Company (i) the full amount of the Sign-On Bonus, if his employment is terminated by the Company for cause, or if he resigns other than for good reason, in each case before May 31, 2019, or (ii) $50,000 of the Sign-On Bonus, if his employment is terminated due to death or disability before May 31, 2019.

The Employment Agreement also contains various other ordinary and customary covenants for the Company’s benefit by Mr. Stratton with respect to inventions, non-competition, non-solicitation, non-disparagement, confidentiality, and cooperation and assistance with respect to litigation or other adjudicatory proceedings.

The foregoing description of the Employment Agreement is qualified in its entirety by reference to the full text of the Employment Agreement, of which a copy is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On May 31, 2018, the Company issued a press release announcing Mr. Stratton’s appointment as Chief Operating Officer.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, including the exhibit hereto, include “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Any statement, including any opinions, forecasts, projections or other statements, other than statements of historical fact, are or may be forward-looking statements. Although the Company believes the expectations reflected in any forward-looking statements herein are reasonable, the Company can give no assurance that such expectations will prove to have been correct and actual results may differ materially from those projected or reflected in such statements. Certain risks and uncertainties inherent in the Company’s business as well as risks and uncertainties related to its operational and financial results are set forth in its filings with the Securities and Exchange Commission (“SEC”), particularly in the section entitled “Risk Factors” included in the Company’s most recent Annual Report on Form 10-K for the most recent fiscal year, its most recent Quarterly Reports on Form 10-Q, and from time to time in other filings made by the Company with the SEC. Some of these risks and uncertainties include, but are not limited to, increased competition, the timing and extent of changes in prices for oil and gas, particularly in the areas where the Company owns properties, conducts operations, and markets its production, as well as the timing and extent of the Company’s success in discovering, developing, producing and estimating oil and gas reserves, weather and government regulation, and the availability of oil field services, personnel and equipment. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. All forward-looking statements in this Current Report on Form 8-K are qualified in their entirety by these cautionary statements. Except as required by law, the Company undertakes no obligation and does not intend to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Employment Agreement dated May 31, 2018.
99.1	Press Release dated May 31, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRA PETROLEUM CORP.

Date: June 1, 2018	By:	/s/ Garrett Smith
Garrett Smith
Vice President and General Counsel